EXHIBIT 99.2

THE BAYOU COMPANIES, L.L.C. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

UNAUDITED

	September 30, 2008	December 31, 2007
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$143,728	$952,644
Trade accounts receivable	16,477,796	15,897,133
Unbilled and other receivables	4,994,865	4,078,290
Inventories	4,065,335	3,475,603
Prepaid expenses and deposits on inventory	1,841,778	2,190,950
Refundable income taxes	83,987	—

TOTAL CURRENT ASSETS	27,607,489	26,594,620
INVESTMENTS IN LIMITED LIABILITY COMPANIES AND PARTNERSHIP	8,395,530	5,824,405
PROPERTY AND EQUIPMENT	33,740,712	33,248,683
CASH VALUE OF LIFE INSURANCE	1,203,061	1,098,067
OTHER ASSETS	432,541	578,775

	$71,379,333	$67,344,550

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES
Funds due to bank to cover overdraft position	$1,295,998	$462,155
Trade accounts payable	4,924,187	4,542,610
Income taxes payable	—	137,896
Accrued expenses	4,163,286	4,630,401
Deferred revenue and unearned billings	2,102,892	4,011,172
Notes payable	5,100,257	6,411,672
Current portion of long-term debt	4,067,351	3,804,715
Deferred income taxes	23,905	23,905

TOTAL CURRENT LIABILITIES	21,677,876	24,024,526

LONG-TERM LIABILITIES
Long-term debt	16,508,841	16,948,172
Deferred compensation	1,718,288	1,614,832
Deferred income taxes	127,689	127,689

	18,354,818	18,690,693

MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES	2,379,341	1,516,210

MEMBERS’ EQUITY
Membership units—no par value; authorized—10,000 units; issued and outstanding—3,000 units	300	300
Undistributed earnings	28,966,998	23,112,821

	28,967,298	23,113,121

	$71,379,333	$67,344,550

The accompanying Notes to Consolidated Financial Statements are an integral part of these statements.

THE BAYOU COMPANIES, L.L.C. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME AND UNDISTRIBUTED EARNINGS

UNAUDITED

	Nine Months Ended September 30,
	2008	2007
NET SALES	$90,416,373	$81,414,424
RENTAL	4,344,215	2,872,320

	94,760,588	84,286,744
COST OF GOODS SOLD	75,557,350	67,848,397

GROSS PROFIT	19,203,238	16,438,347
OPERATING EXPENSES	10,588,489	7,221,397

	8,614,749	9,216,950

OTHER INCOME (EXPENSE)
Gain on sale of assets	527,869	108,307
Interest expense	(1,122,732)	(1,030,303)
Interest income	47,099	49,069
Management fee income	551,077	600,279
Other	408,335	1,706
Earnings from limited liability companies and partnership	4,782,035	1,745,673

	5,193,683	1,474,731

INCOME BEFORE INCOME TAXES AND MINORITY INTEREST	13,808,432	10,691,681
INCOME TAX EXPENSE	(1,468,612)	(1,208,154)

INCOME BEFORE MINORITY INTEREST	12,339,820	9,483,527
MINORITY INTEREST IN INCOME OF CONSOLIDATED SUBSIDIARIES	(1,042,642)	(701,965)

NET INCOME	11,297,178	8,781,562
UNDISTRIBUTED EARNINGS, Beginning	23,112,821	13,012,828
DISTRIBUTIONS TO MEMBERS	(5,443,001)	(2,151,631)

UNDISTRIBUTED EARNINGS, Ending	$28,966,998	$19,642,759

The accompanying Notes to Consolidated Financial Statements are an integral part of these statements.

THE BAYOU COMPANIES, L.L.C. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

UNAUDITED

	Nine Months Ended September 30,
	2008	2007
OPERATING ACTIVITIES

Net Income	$11,297,178	$8,781,562
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	4,075,925	1,923,726
Minority interest in income of consolidated subsidiaries	1,042,643	701,965
Earnings from limited liability companies and partnership, net of distributions received	(1,713,625)	(654,833)
Gain on sale of assets	(527,869)	(4,402)
Changes in
Receivables	(2,350,240)	(2,931,833)
Inventories	(589,732)	(581,956)
Prepaid expenses and deposits on inventory	349,172	(308,096)
Refundable income taxes	(83,987)	249,782
Other assets	140,579	180,058
Funds due to bank to cover overdraft position	833,843	1,004,782
Trade accounts payable	381,577	(1,163,817)
Accrued expenses	(467,115)	2,302,615
Income tax payable	(137,896)	—
Deferred revenue	(1,908,280)	3,028,326
Deferred compensation	103,456	—

Net cash provided by operating activities	10,445,629	12,527,879

INVESTING ACTIVITIES
Purchases of property and equipment	(1,706,341)	(13,451,490)
Proceeds from sale of property and equipment	545,236	31,933
Repayment of loan advances from related parties	—	(9,206)
Decrease (Increase) in cash value of life insurance	(104,994)	1,250

Net cash provided by (used by) investing activities	(1,266,099)	(13,427,513)

FINANCING ACTIVITIES
Net payments on short-term notes payable	(1,311,415)	(968,595)
Repayments of long-term debt	(3,050,020)	(965,231)
Proceeds from issuance of long-term debt	—	6,812,300
Distributions to minority interests	(184,010)	(198,150)
Distributions to members	(5,443,001)	(2,151,631)

Net cash provided by (used by) financing activities	(9,988,446)	2,528,693

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(808,916)	1,629,059
CASH AND CASH EQUIVALENTS, Beginning	952,644	43,305

CASH AND CASH EQUIVALENTS, Ending	$143,728	$1,672,364

The accompanying Notes to Consolidated Financial Statements are an integral part of these statements.

Note 1—General

The accompanying unaudited consolidated financial statements of The Bayou Companies, L.L.C. and subsidiaries (“Bayou” or the “Companies”) reflect all adjustments (consisting only of normal recurring adjustments) that are, in the opinion of management, necessary for a fair presentation of the Companies’ financial position, results of operations and cash flows as of and for the nine months ended September 30, 2008 and 2007. All significant intercompany balances and transactions have been eliminated in consolidation. These unaudited consolidated financial statements included herein should be read in conjunction with the audited consolidated financial statements and footnotes for the year ended December 31, 2007 included in this prospectus supplement. The December 31, 2007 consolidated balance sheet was derived from audited financial statements but does not include all disclosures required by generally accepted accounting procedures.

The results of operations for the nine months ended September 30, 2008 and September 30, 2007 are not necessarily indicative of the results to be expected for the full year.

Note 2—Investments in Limited Liability Companies and Partnership

The Investment in Limited Liability Companies and Partnership consist principally of Bayou’s 49% ownership interest in Bayou Coatings, L.L.C., which is accounted for under the equity method. The investment in Bayou Coatings, L.L.C. was $8,101,312 and $5,099,846 at September 30, 2008 and 2007, respectively. Income from Bayou Coatings, L.L.C. recorded by Bayou for the nine months ended September 30, 2008 was $4,510,518 and for the period April 1, 2007 (date of purchase) to September 30, 2007 was $1,754,398.

A summary of the financial position and results of operations of Bayou Coating, L.L.C. as of September 30, 2008 and for the year nine months ended September 30, 2008 and 2007 is as follows:

	September 30,
	2008	2007
Condensed income statement information
Net sales	$37,577,393	$26,577,674

Gross margin	$12,563,910	$8,249,079

Net income	$9,205,139	$6,050,055

Condensed balance sheet information:
Current assets	$12,189,478
Noncurrent assets	$6,239,340

Total assets	$18,428,818

Current liabilities	$2,682,060
Noncurrent liabilities	$394,372
Members’ equity	$15,352,386

Total Liabilities and equity	$18,428,818

Note 3—Related Party Transactions

The Companies have various transactions with entities related through common ownership. A summary of transactions from these parties is as follows:

	As of and for the periods ended September 30,
	2008	2007
Receivables
Bayou Coating, L.L.C.	$13,181
Bayou Flow Technologies, L.L.C.	$46,505

Payables
Bayou Flow Technologies, L.L.C.	$74,326

Sales
Bayou Coating, L.L.C.	$48,442	$992,447
Cuming Insulation Corporation	$2,092	$—
Perma-Pipe, Inc.	$3,219,213	$280,167

Rental Income
Bayou Coating, L.L.C.	$14,400	$14,400
Bayou Flow Technologies, L.L.C.	$36,071	$29,822
Cuming Insulation Corporation	$2,700	$2,700
Perma-Pipe, Inc.	$19,937	$19,421

Management Fee Income (Expense)
Bayou Coating, L.L.C.	$308,700	$274,400
Bayou Flow Technologies, L.L.C.	$212,792	$215,294

Interest Income
Bayou Flow Technologies, L.L.C.	$2,904	$1,534

Commission Expense
Bayou Flow Technologies, L.L.C.	$480,952	$91,911

Purchases
Bayou Coating	$102,049	$747

Rent Expense
Cuming Insulation Corporation	$2,034	$2,034
Barbara Beyt Shea Trust	$32,341	$—
Shea, Foote & Shea	$76,284	$22,500
Jerry & Harriet Shea Family L.L.C.	$32,341	$—
Shea & The Estate of E.S. Shea, Jr.	$32,400	$22,500

Note 4—Contingencies

The Companies are presently involved in certain matters arising from normal business activities. Management believes that the outcome of these activities will not have a material impact on the consolidated financial statements of the Companies.

Note 5—Subsequent Event

On January 31, 2009, Bayou signed an Asset Purchase Agreement with Insituform Technologies, Inc. (“ITI”) for the purchase of all of the operating assets, including investments in subsidiaries and affiliates, and associated liabilities of Bayou. The long-term notes payable and certain other liabilities of Bayou will not be assumed by ITI. The purchase price will be paid in the form of $125,000,000 in cash, and $7,500,000 in the form of a holdback that is payable over three years based on the attainment of certain performance goals. The purchase price will be adjusted upward or downward based on a working capital adjustment to be made as defined in the definitive agreement. The closing is subject to ITI obtaining necessary funding. The transaction can be terminated by either party unilaterally if the Closing has not occurred by February 28, 2009, and under certain other conditions.